                                                                    Exhibit 99.6

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------
CASE NAME: OK Turbines, Inc.                           ACCRUAL BASIS
--------------------------------

--------------------------------
CASE NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
--------------------------------

--------------------------------
JUDGE: Barbara J. Houser
--------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE PARTY:


/s/ Drew Keith                                          Chief Financial Officer
----------------------------                       -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                              9/20/2001
----------------------------                       -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:


/s/ Jessica L. Wilson                                   Chief Accounting Officer
----------------------------                       -----------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                       9/20/2001
----------------------------                       -----------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report
------------------------------------
CASE NAME: OK Turbines, Inc.                                    ACCRUAL BASIS-1
------------------------------------

------------------------------------
CASE NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

------------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE            MONTH             MONTH                MONTH
                                                            -------------------------------------------------------------
ASSETS                                             AMOUNT           July 2001        August 2001
-------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                        $  299,835        $  301,181         $  353,847               $0
-------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                          $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                               $  299,835        $  301,181         $  353,847               $0
-------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)                $  569,077        $  438,363         $  586,119               $0
-------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                $4,135,448        $4,585,650         $4,517,885               $0
-------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                         $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                         $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                      $   30,000         ($684,603)         ($664,710)              $0
-------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                     $5,034,360        $4,640,591         $4,793,141               $0
-------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT              $  474,012        $  612,929         $  612,929               $0
-------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                   $        0        $  156,253         $  160,691               $0
-------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                $  474,012        $  456,676         $  452,238               $0
-------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                        $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)               $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                      $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                             $5,508,372        $5,097,267         $5,245,379               $0
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                           $   29,765         $    8,941               $0
-------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                              $    7,872         $    7,872               $0
-------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                              $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                          $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                               $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
-------------------------------------------------------------------------------------------------------------------------
        LIABILITIES                                                $   37,637         $   16,813               $0
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                             $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                            $   28,268        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                           $  493,554        $  522,197         $  522,197               $0
-------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                      $        0        $        0         $        0               $0
-------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION  LIABILITIES           $  521,822        $  522,197         $  522,197               $0
-------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                        $  521,822        $  559,834         $  539,010               $0
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                 $3,790,619         $3,790,619               $0
-------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                           $  746,814         $  915,750               $0
-------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                             $        0        $4,537,433         $4,706,369               $0
-------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                           $  521,822        $5,097,267         $5,245,379               $0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------
CASE NAME: OK Turbines, Inc.                      ACCRUAL BASIS-2
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

-----------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                   MONTH            MONTH                  MONTH         QUARTER
                                               ------------------------------------------------------
REVENUES                                         July 2001        August 2001                             TOTAL
-----------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                             $215,392          $431,510                 $0         $646,902
-----------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                  $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                $215,392          $431,510                 $0         $646,902
-----------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                   $103,904          $167,277                 $0         $271,181
-----------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                               $ 40,763          $ 41,622                 $0         $ 82,385
-----------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                            $  4,010          $  7,578                 $0         $ 11,588
-----------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                   $148,677          $216,477                 $0         $365,154
-----------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                               $ 66,715          $215,033                 $0         $281,748
-----------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION               $  4,615          $  4,615                 $0         $  9,230
-----------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                        $    667          $    291                 $0         $    958
-----------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                   $ 32,969          $ 33,634                 $0         $ 66,603
-----------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                               $  3,019          $  3,119                 $0         $  6,138
-----------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                         ($1,142)         $      0                 $0          ($1,142)
-----------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                   $ 40,128          $ 41,659                 $0         $ 81,787
-----------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                           $ 26,587          $173,374                 $0         $199,961
-----------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
16.     NON-OPERATING INCOME (ATT. LIST)           $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)          $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                           $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                     $  4,438          $  4,438                 $0         $  8,876
-----------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                               $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                        $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                $  4,438          $  4,438                 $0         $  8,876
-----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                          $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                          $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                        $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES              $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                 $      0          $      0                 $0         $      0
-----------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                          $ 22,149          $168,936                 $0         $191,085
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: OK Turbines, Inc.                   ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------


-------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH            MONTH                  MONTH         QUARTER
                                                 ----------------------------------------------------
DISBURSEMENTS                                     July 2001        August 2001                             TOTAL
-------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF  MONTH                 $295,494          $301,181                 $0         $295,494
-------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                 $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                $    500          $      0                 $0         $    500
-------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                               $315,010          $297,178                 $0         $612,188
-------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                   $315,510          $297,178                 $0         $612,688
-------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)             $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                             $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                        $  1,163          $    327                 $0         $  1,490
-------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS               $  1,163          $    327                 $0         $  1,490
-------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                             $316,673          $297,505                 $0         $614,178
-------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                       $612,167          $598,686                 $0         $909,672
-------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                $109,875          $ 44,499                 $0         $154,374
-------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                         $  8,303          $  3,377                 $0         $ 11,680
-------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID              $      0          $  8,116                 $0         $  8,116
-------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                  $  2,944          $  3,121                 $0         $  6,065
-------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                  $  3,090          $  4,650                 $0         $  7,740
-------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                  $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                        $ 95,817          $ 75,062                 $0         $170,879
-------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                           $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                     $     13          $  3,758                 $0         $  3,771
-------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                              $    229          $    161                 $0         $    390
-------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                      $ 65,540          $ 66,595                 $0         $132,135
-------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                   $  4,122          $  2,047                 $0         $  6,169
-------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                $    499          $    679                 $0         $  1,178
-------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                        $ 16,804          $ 32,774                 $0         $ 49,578
-------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS              $307,236          $244,839                 $0         $552,075
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                          $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                          $  3,750          $      0                 $0         $  3,750
-------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                        $      0          $      0                 $0         $      0
-------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES              $  3,750          $      0                 $0         $  3,750
-------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                        $310,986          $244,839                 $0         $555,825
-------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                              $  5,687          $ 52,666                 $0         $ 58,353
-------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                        $301,181          $353,847                 $0         $353,847
-------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-4
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42146-BJH-11                              02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                SCHEDULE          MONTH              MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT         July 2001         August 2001
-----------------------------------------------------------------------------------------------------------------
1.  0-30                                                         $154,930           $286,813               $0
-----------------------------------------------------------------------------------------------------------------
2.  31-60                                                        $110,778           $ 96,640               $0
-----------------------------------------------------------------------------------------------------------------
3.  61-90                                                        $ 41,567           $ 54,035               $0
-----------------------------------------------------------------------------------------------------------------
4.  91+                                                          $131,088           $148,631               $0
-----------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                        $0          $438,363           $586,119               $0
-----------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                              $      0           $      0               $0
-----------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                        $0          $438,363           $586,119               $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                  MONTH:  August 2001
                                                                                                -------------------
-------------------------------------------------------------------------------------------------------------------
                                            0-30           31-60        61-90            91+
TAXES PAYABLE                               DAYS            DAYS         DAYS            DAYS          TOTAL
-------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                $    0            $0           $0              $0           $    0
-------------------------------------------------------------------------------------------------------------------
2.  STATE                                  $7,871            $0           $0              $0           $7,871
-------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                  $    0            $0           $0              $0           $    0
-------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                    $    0            $0           $0              $0           $    0
-------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                    $7,871            $0           $0              $0           $7,871
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                       $8,941            $0           $0              $0           $8,941
-------------------------------------------------------------------------------------------------------------------

---------------------------------------

STATUS OF POSTPETITION TAXES                                                   MONTH:   August 2001
                                                                                      ----------------------------
------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING          AMOUNT                        ENDING
                                                    TAX           WITHHELD AND/       AMOUNT        TAX
FEDERAL                                          LIABILITY*        OR ACCRUED          PAID      LIABILITY
------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                              $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                              $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                 $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
5.  INCOME                                       $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                          $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                          $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                  $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
9.  SALES                                        $7,871                $0              $0          $7,871
------------------------------------------------------------------------------------------------------------------
10. EXCISE                                       $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                 $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                            $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                          $    0                $0              $0          $    0
------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                          $7,871                $0              $0          $7,871
------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                  $7,871                $0              $0          $7,871
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-5
---------------------------------

---------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                      MONTH:       August 2001
                                            ------------------------------------

-----------------------------------------------
BANK RECONCILIATIONS
                                                     Account #1              Account #2           Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                  Bank of America        Bank of America       Bank of America
--------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                         15819-20089            00127-09156           00129-09155                TOTAL
--------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                          Operating               Payroll              Operating
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                       $377,958                     $0                    $0           $377,958
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                 $      0                     $0                    $0           $      0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                     $ 24,258                     $0                    $0           $ 24,258
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                          $      0                     $0                    $0           $      0
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                      $353,700                     $0                    $0           $353,700
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN                         6741         Account closed        Account closed
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                              DATE OF               TYPE OF                PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE              INSTRUMENT                PRICE                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                        $0                      $      0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                 $    147
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                        $353,847
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


-----------------------------------------
CASE  NAME: OK Turbines, Inc.                      ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
-----------------------------------------

                                             MONTH:    August 2001

-----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                        INSIDERS
--------------------------------------------------------------------------------
                              TYPE OF                 AMOUNT       TOTAL PAID
                NAME          PAYMENT                  PAID         TO DATE
--------------------------------------------------------------------------------
1.     GREGG NIMMO         Reimbursment                 $    0       $ 28,486
--------------------------------------------------------------------------------
2.     GREGG NIMMO         Salary                       $4,615       $100,672
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                      $4,615       $129,158
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
--------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                        TOTAL
                              ORDER AUTHORIZING      AMOUNT         AMOUNT       TOTAL PAID        INCURRED
                     NAME          PAYMENT          APPROVED         PAID          TO DATE        & UNPAID *
--------------------------------------------------------------------------------------------------------------
1.     N/A
--------------------------------------------------------------------------------------------------------------
2.     N/A
--------------------------------------------------------------------------------------------------------------
3.     N/A
--------------------------------------------------------------------------------------------------------------
4.     N/A
--------------------------------------------------------------------------------------------------------------
5.     N/A
--------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                  $0             $0             $0               $0
--------------------------------------------------------------------------------------------------------------
*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                 SCHEDULED       AMOUNTS
                                                  MONTHLY          PAID           TOTAL
                                                 PAYMENTS         DURING         UNPAID
                    NAME OF CREDITOR                DUE           MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------
1.     City of Hollister - Building Rent           $2,395          $2,334             $0
-----------------------------------------------------------------------------------------------
2.     Other                                      various          $  786             $0
-----------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------
6.     TOTAL                                       $2,395          $3,120             $0
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: OK Turbines, Inc.                      ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

                                                  MONTH: August 2001
                                                        -----------------

--------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------
                                                                                            YES                NO
---------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERSON?                                                   X
---------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                             X
---------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                       X
---------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                 X
---------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                 X
---------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
---------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                              X
---------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
---------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
---------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                            X
---------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                      X
---------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
---------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

-------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                           YES                NO
---------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                            X
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2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
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3.      PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

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                                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                             PAYMENT AMOUNT
              POLICY                            CARRIER                   PERIOD COVERED           & FREQUENCY
--------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

==================================================================================================================

-------------------------------------
-------------------------------------
CASE NAME: OK Turbines, Inc.                             FOOTNOTES SUPPLEMENT
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42146-BJH-11                              ACCRUAL BASIS
-------------------------------------

                                                      MONTH:  August 2001
                                                             -------------------

------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           3                       12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
------------------------------------------------------------------------------------------------------------------
                                   13         42142) and allocated to the Company. Related payroll
------------------------------------------------------------------------------------------------------------------
                                              taxes are disbursed out of and reported at KH Charters.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           6                                All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           7                                All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------
                                              400-42141.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
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==================================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                         August 2001


8.    OTHER (ATTACH LIST)                           $       (664,710)Reported
                                                    ----------------
         Intercompany Receivables                           (739,909)
         Misc                                                  1,750
         Security Deposit                                     73,449
                                                    ----------------
                                                            (664,710)Detail
                                                    ----------------
                                                                 -   Difference




ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                           $            -   Reported
                                                    ----------------
         Bad Debt expense                                     (1,142)
                                                    ----------------
                                                              (1,142)Detail
                                                    ----------------
                                                               1,142 Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                           $            327 Reported
                                                    ----------------
         Recover NSF                                             -
         Refunds                                                 327
                                                    ----------------
                                                                 327 Detail
                                                    ----------------
                                                                 -   Difference



25.   OTHER (ATTACH LIST)                                     32,774 Reported
                                                    ----------------
         Freight                                              12,194
         Fuel                                                  1,425
         Outside Services                                      5,030
         Petty Cash                                                5
         Refunds                                               8,169
         Subscription                                          5,951
                                                    ----------------
                                                              32,774 Detail
                                                    ----------------
                                                                 -   Difference